PENNSYLVANIA DEPARTMENT OF STATE
                        CORPORATION BUREAU
                   ROOM 308 NORTH OFFICE BUILDING
                          P.O. BOX 8722
                    HARRISBURG, PA  17105-8722





J-BIRD MUSIC GROUP LTD.






THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT. PLEASE NOTE THE FILE DATE AND THE SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH. THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA. IF YOU HAVE ANY QUESTIONS PERTAINING TO THE CORPORATION BUREAU, CALL (717) 787-1057.







 ENTITY NUMBER: 2028267
MICROFILM NUMBER: 09775

              0556-0557







H D TROWBRIDGE
CALTRON INC
P0 BOX 721
SOUTHPORT CT  06490











Microfilm Number: 9775- 556  Filed with the Department of State on: 10-09-97

Entity Number: 2028267                       Yvette Kane
                                            (Signed)
                                       Secretary of the Commonwealth

    ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
DSCB:15-1915 (Rev 91)

In compliance with the requirements of 15 Pa.C.S. 1915 (relating to articles of amendment), the undersigned business corporation desiring to amend its Articles, hereby states that:

1.The name of the corporation is:    Caltron,  Inc

2.The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) 407 North Front Street     Harrisburg, PA  17101

(b) c/o:_____________________________________________________________
Name of Commercial Registered Office Provider    County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.The statute by or under which it was incorporated is: 15Pa. C.S. 1306

4.The date of its incorporation is: ____________________________________

5.(Check, and if appropriate, complete one of the following):

  X   The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

  ___The amendment shall be effective on:_____________________at_____________
                                     Date               Hour
6.(Check one of the following):

  ___The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. 1914(a) and (b).

  X The amendment was adopted by the board of directors pursuant to 15 PaCS. 1914(c).

7. (Check, and if appropriate, complete one of the following):

  X   The amendment adopted by the corporation, set forth in full, is as follows:

To change the name of the corporation from Caltron, Inc. to J-Bird Music Group LTD.

 ____The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.


DSCB:15-1915 (Rev 91)-2


8.(Check If the amendment relates to the Articles):

   X The restated Articles of Incorporation supersede the original Articles and all amendments thereto.


IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 8th day of October, 1997.

CALTRON, INC.
(Name Of Corporation)

BY: Hope D. Trowbridge
    (Signature)

TITLE: President










                      PENNSYLVANIA DEPARTMENT OF STATE
                        191 CORPORATION BUREAU
                            ROOM 308 NORTH OFFICE BUILDING
                                  P.O. BOX 8722
                             HARRISBURG, PA  17105-8722





CALTRON, INC.





  THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT. PLEASE NOTE THE FILE DATE AND THE SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH. THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA. IF YOU HAVE ANY QUESTIONS PERTAINING TO THE CORPORATION BUREAU, CALL (717) 787-1057.










                                                      ENTITY NUMBER: 2028267
                                          MICROFILM NUMBER: 09517
                                                         1237-1238











NEAL E FITZPATRICK JR
CLARKS VALLEY INC
P0 BOX 721
SOUTHPORT, CT  06490








Microfilm Number: 9517-1237    Filed with the Department of State on 03-17-95


Entity Number: 2028267                          Yvette Kane
                                            (Signed)
                                  ACTING Secretary of the Commonwealth




                   ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION DSCB:15-1915 (Rev 90)

In compliance with the requirements of 15 Pa. C.S. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is:    CLARKS VALLEY, INC.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) 407 North Front Street   Harrisburg,    PA   17101


(b) c/o:__________________________________________________
    Name of Commercial Registered Office Provider     County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  The statute by or under which it was incorporated is:   15Pa. C.S.  1306

4.  The date of its incorporation is:  June 7, 1991

5. (Check, and if appropriate, complete one of the following):

  X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

___  The amendment shall be effective on: __________________
at_________________
                                            Date           Hour
6. (Check one of the following):

___ The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. 1914(a) and (b).

  X The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. 1914(c).

7.  (Check, and if appropriate, complete one of the following):

  X  The amendment adopted by the Corporation, set forth in full, is as follows:

       To change the name of the corporation from Clarks Valley, Inc. to Caltron, Inc.

___ The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. (Check if the amendment restates the Articles):

  X The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 16th day of March, 1995.

CLARKS VALLEY, INC.
(Name of Corporation)

By: Neal E. Fitzpatrick, Jr.
   (Signature)

TITLE: President


                   PENNSYLVANIA DEPARTMENT OF STATE
                              82 CORPORATION BUREAU
                          ROOM 308 NORTH OFFICE BUILDING
                                 P.O. BOX 8722
                           HARRISBURG, PA  17105-8722





CLARKS VALLEY, INC.






THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT. PLEASE NOTE THE FILE DATE AND THE SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH. THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PPENNSYLVANIA. IF YOU HAVE ANQUESTIONS PERTAINING TO THE CORPORATION BUREAU, CALL (717) 787-1057.







ENTITY NUMBER: 2028267

MICROFILM NUMBER: 09503

           1489-1490













NEAL E FITZPATRICK JR
CLARKS VALLEY INC
P0 BOX 721
SOUTHPORT, CT  06490









Microfilm Number: 9503-1489   Filed with the Department of State on 01-05-95

Entity Number: 2028267                         Robert M. Grant
                                            (Signed)
                                       Secretary of the Commonwealth


              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                            DSCB:15-1915 (Rev 91)


In compliance with the requirements of 15 Pa.C.S. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is:    CLARKS VALLEY, INC.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) 407 North Front Street,  1st Floor, Harrisburg, PA  17101

(b) c/o:_____________________________________________________________________
         Name of Commercial Registered Office Provider     County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  The statute by or under which it was incorporated is 15 Pa. C.S.  1306

4.  The date of its incorporation is:  June 7, 1991

5.  (Check, and if appropriate, complete one of the following):

  X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

___   The amendment shall be effective on:___________________ at________________
                                       Date              Hour
6.  (Check one of the following):

___   The amendment was adopted by the shareholders (or members) pursuant to 15
Pa.C.S.  1914(a) and (b).

  X   The amendment was adopted by the board of directors pursuant to 15
Pa.C.S.  1914(c).

7. (Check, and if appropriate, complete one of the following):

  X The amendment adopted by the Corporation, set forth in full, is as follows:



To change the aggregate number of shares authorized from 1,000 shares to 25,000,000.

___ The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

8.  (Check if the amendment restates the Articles):

  X The restated Articles of Incorporation supersede the original Articles and all amendments thereto.


IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of
Amendment to be signed by a duly authorized officer thereof this     3rd  day
of January, 1995


CLARKS VALLEY, INC.
(Name of Corporation)

By: Neal E. Fitzpatrick, Jr.
   (Signature)

Title: President
































Microfilm Number________________            Filed with the Department of State
                                  on 06-07-91



Entity Number___________________            Christopher A. Lewis
                                            (Signed)
                                       Secretary of the Commonwealth




ARTICLES OF INCORPORATION
  DSCB:15-1306(Rev 89)


Indicate type of domestic corporation (check one):

 x  Business-stock (15 Pa. C.S.  1306)   ___Professional (15 Pa. C.S.

    2903)

___ Business-nonstock (15 Pa. C.S.  2102)  ___Management  (15 Pa. C.S.

    2701)

___ Business-statutory close (15 Pa. C.S.   ___Cooperative  (15 Pa. C.S.
      2304a is applicable)                  7701)

1. The name of the corporation is:    CLARKS VALLEY, INC.

This corporation is incorporated under the provisions of the Business Corporation Law of 1988.

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is:

(a)   814 Monroe Street  Stroudsburg, PA    18360

(b)__________________________________________________________________________
    Name of Commercial Registered Office Provider          County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The aggregate number of shares authorized is:  1000 shares

4. The name and address, including street and number, if any, of each incorporator is:

Name                    Address                Signature       Date

R.W. Worthington        105 N. Watts Street    R.W. Worthington   6-7
                        Philadelphia, PA  19107


5. The specified effective date, if any, is:  June 06,  1991    3:32 PM
                                             month day  year    hour, if any



6. Any additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

7. Statutory close corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "Public Offering" within the meaninq of the Securities Act of 1933 (15U.S.C. 77A et seq.).

8. Business cooperative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is:________________________________________________________________________